Nationwide Dow Jones® Risk-Managed Income ETF
Schedule of Investments
November 30, 2022 (Unaudited)
Shares		Security Description		Value
		COMMON STOCKS - 99.1%
		Communication Services - 2.6%
5,645		Verizon Communications, Inc.		$220,042
5,645		Walt Disney Company (a)		552,476
				772,518
		Consumer Discretionary - 13.3%
5,645		Home Depot, Inc.		1,828,923
5,645		McDonald’s Corporation		1,539,900
5,645		NIKE, Inc. - Class B		619,200
				3,988,023
		Consumer Staples - 7.7%
5,645		Coca-Cola Company		359,078
5,645		Procter & Gamble Company		842,008
5,645		Walgreens Boots Alliance, Inc.		234,268
5,645		Walmart, Inc.		860,411
				2,295,765
		Energy - 3.4%
5,645		Chevron Corporation		1,034,785
		Financials - 16.6%
5,645		American Express Company		889,596
5,645		Goldman Sachs Group, Inc.		2,179,817
5,645		JPMorgan Chase & Company		780,026
5,645		Travelers Companies, Inc.		1,071,477
				4,920,916
		Health Care - 21.2%
5,645		Amgen, Inc.		1,616,728
5,645		Johnson & Johnson		1,004,810
5,645		Merck & Company, Inc.		621,627
5,645		UnitedHealth Group, Inc.		3,092,106
				6,335,271
		Industrials - 14.3%
5,645		3M Company		711,101
5,645		Boeing Company (a)		1,009,778
5,645		Caterpillar, Inc.		1,334,534
5,645		Honeywell International, Inc.		1,239,359
				4,294,772
		Information Technology - 19.0%
5,645		Apple, Inc.		835,629
5,645		Cisco Systems, Inc.		280,669
5,645		Intel Corporation		169,745
5,645		International Business Machines Corporation		840,541
5,645		Microsoft Corporation		1,440,266
5,645		Salesforce, Inc. (a)		904,611
5,645		Visa, Inc. - Class A		1,224,965
				5,696,426
		Materials - 1.0%
5,645		Dow, Inc.		287,726
		TOTAL COMMON STOCKS (Cost $29,230,863)		29,626,202

Contracts			Notional Amount
		PURCHASED OPTIONS (b) - 0.0% (c)
856		Dow Jones Industrial Average Index Put, Expiration: 12/16/2022, Exercise Price: $300.00	$29,609,040	10,700
		TOTAL PURCHASED OPTIONS (Cost $63,016)		10,700
Shares
		SHORT-TERM INVESTMENTS - 2.2%
650,648		Invesco Government & Agency Portfolio - Institutional Class, 3.73% (d)		650,648
		TOTAL SHORT-TERM INVESTMENTS (Cost $650,648)		650,648

		Total Investments (Cost $29,944,527) - 101.3%		30,287,550
		Liabilities in Excess of Other Assets - (1.3)%		(395,076)
		NET ASSETS - 100.0%		$29,892,474

		Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	Exchange traded.
	(c)	Represents less than 0.05% of net assets.
	(d)	Rate shown is the annualized seven-day yield as of November 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Nationwide Dow Jones® Risk-Managed Income ETF
Schedule of Written Options
November 30, 2022 (Unaudited)
Contracts		Security Description	Notional Amount	Value
		WRITTEN OPTIONS (a) - (1.6)%
(856)		Dow Jones Industrial Average Index Call, Expiration: 12/16/2022, Exercise Price: $345.00	$(29,609,040)	$(485,780)
		TOTAL WRITTEN OPTIONS (Premiums Received $264,949)		$(485,780)

		Percentages are stated as a percent of net assets.
	(a)	Exchange traded.

Summary of Fair Value Disclosure at November 30, 2022 (Unaudited)

The Fund utilizes various methods to measure fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in marketplace, liquidity of markets, and other characteristics particular to security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2022:

Nationwide Dow Jones® Risk-Managed Income ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$29,626,202	$-	$-	$29,626,202
Purchased Options	-	10,700	-	10,700
Short-Term Investments	650,648	-	-	650,648
Total Investments in Securities	$30,276,850	$10,700	$-	$30,287,550

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$-	$485,780	$-	$485,780
Total Written Options	$-	$485,780	$-	$485,780

^ See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.
For the period ended November 30, 2022, the Fund did not recognize any transfers in to or from Level 3.